CERTIFICATION OF
CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report on Form 10-K of Bizzingo, Inc. (the “Company”) for the fiscal year ended May 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gordon Samson, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

By:	/s/ Gordon Samson
Chief Financial Officer and
Principal Accounting Officer